UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2011
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 6, 2011, the Board of Directors of Navarre Corporation (the “Company”) terminated the employment of the President and Chief Executive Officer of the Company, Cary L. Deacon. Pursuant to the terms of Mr. Deacon’s employment agreement, Mr. Deacon is required to resign as a director of the Company if requested to do so upon the termination of his employment. The Board of Directors has made this request and anticipates receiving Mr. Deacon’s resignation in due course.
Also on April 6, 2011, the Board of Directors appointed the Company’s Chief Operating Officer and Chief Financial Officer, J. Reid Porter, to serve as the Company’s Interim President and Chief Executive Officer.
Mr. Porter, 62, has been with the Company since December 2005, and served in the position of Executive Vice President and Chief Financial Officer from that time until he was promoted to Chief Operating Officer and Chief Financial Office on August, 10, 2010. Prior to his tenure with the Company, he served as Executive Vice President and Chief Financial Officer with IMC Global Inc. from 2001 through 2004. Mr. Porter will continue as the Company’s Chief Operating Officer and Chief Financial Officer while he serves as the Interim President and Chief Executive Officer. The terms of Mr. Porter’s compensation remain unchanged at this time.
Item 7.01 Regulation FD Disclosure.
On April 6, 2011, the Company issued a press release announcing the termination of Mr. Deacon’s employment and the appointment of Mr. Porter, of a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.
The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished with this document:
Exhibit
99.1	Press Release, dated April 6, 2011, issued by Navarre Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: April 6, 2011	By:	/s/ Ryan F. Urness
		Name:	Ryan F. Urness
		Title:	Secretary and General Counsel